Exhibit 10.2

Execution Copy

NOTE PURCHASE AGREEMENT SUPPLEMENT NO. 1

This NOTE PURCHASE AGREEMENT SUPPLEMENT NO. 1, dated as of March 28, 2019, (this “NPA Supplement”), is among SUNNOVA RAYS I ISSUER, LLC (the “Issuer”), SUNNOVA RAYS I DEPOSITOR, LLC (the “Depositor”), SUNNOVA RAYS I MANAGEMENT, LLC (as “Servicer”, as “Manager” and as “Facility Administrator” and, together with the Issuer and Depositor, collectively, the “Sunnova Parties”), and the Purchasers named on Annex A hereto (the “Purchasers”).

Reference is made to (i) the Indenture, dated as of March 28, 2019, among the Issuer and Wilmington Trust, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”), as supplemented by the Indenture Supplement No. 1, dated as of March 28, 2019, (as so supplemented, the “Indenture”), among the Issuer, and the Indenture Trustee, and (ii) the Note Purchase Agreement, dated as of March 28, 2019, (the “Note Purchase Agreement”), among the Sunnova Parties and the Purchasers named therein. Capitalized terms used herein but not defined shall have the meanings set forth in the Indenture or the Note Purchase Agreement, as applicable.

Section 1. Residential Asset Yield Securities Series 2019-1 Notes.

(a) Pursuant to the Indenture, the Issuer shall issue, and the Purchasers shall purchase, on March 28, 2019 (the “Closing Date”) (i) a new Series of Class A Notes designated as the Series 2019-1 Class A Notes (the “Series 2019-1 Class A Notes”) and (ii) a new Series of Class B Notes designated as the Series 2019-1 Class B Notes (the “Series 2019-1 Class B Notes” and, together with the Series 2019-1 Class A Notes, the “Series 2019-1 Notes”).

(b) The parties are entering into this NPA Supplement pursuant to the Note Purchase Agreement to confirm their understanding of the terms of the Series 2019-1 Notes. Except to the extent modified by this NPA Supplement, all terms and conditions of the Note Purchase Agreement are hereby ratified, confirmed and incorporated herein.

(c) Upon satisfaction of the conditions precedent set forth in the Indenture and the Note Purchase Agreement, the Issuer shall sell and the Purchasers shall severally purchase the Series 2019-1 Notes in the principal amounts of each Class as set forth beside its respective name in Annex A hereto. The purchased Series 2019-1 Notes shall be registered in the names and denominations set forth in Annex A hereto.

(d) Immediately after giving effect to the issuance of the Series 2019-1 Notes on the Closing Date, the Outstanding Note Balance for (i) all Class A Notes of all Series is $118,100,000 and (ii) all Class B Notes of all Series is $15,000,000.

(e) The Aggregate Discounted Solar Asset Balance of the Conveyed Property contributed to the Issuer on the related Cut-Off Date is $182,325,909.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1

Section 2. Purchase, Sale, Payment and Delivery of the Series 2019-1 Notes. The sale and purchase of the Class A Notes and Class B Notes to be purchased by the Purchasers shall occur, subject to the terms and conditions of the Note Purchase Agreement and this NPA Supplement, on the Closing Date at the offices of Baker Botts L.L.P., 910 Louisiana St., Houston, TX 77002 at 10:00 a.m. Eastern time. On the Closing Date, the Issuer will deliver to each Purchaser (a) the Series 2019-1 Class A Notes to be purchased by such Purchaser in the form of a single Class A Note (or such greater number of Class A Notes in denominations of at least $500,000 and integral multiples of $1.00 in excess of thereof as such Purchaser may request or such other amounts as set forth in the applicable Indenture Supplement) or (b) the Series 2019-1 Class B Notes to be purchased by such Purchaser in the form of a single Class B Note (or such greater number of Class B Notes in denominations of at least $1,000,000 and integral multiples of $1.00 in excess of thereof as such Purchaser may request or such other amounts as set forth in the applicable Indenture Supplement), as applicable, in each case, dated as of the Closing Date and registered in the applicable Purchaser’s name (or in the name of its nominee as set forth in Annex A hereto), against delivery by such Purchaser to the Issuer or its order of immediately available funds in the amount of the purchase price therefor as set forth in this NPA Supplement. If on the Closing Date the Issuer shall fail to tender such Notes to the Purchasers as provided above in this NPA Supplement, or any of the conditions specified in Section 5 of the Note Purchase Agreement with respect to such Notes or in this NPA Supplement shall not have been fulfilled to each Purchaser’s satisfaction or waived by such Purchaser, each Purchaser shall, at its election, be relieved of all further obligations under the Note Purchase Agreement as supplemented by this NPA Supplement with respect to such Notes without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 5 of the Note Purchase Agreement or this NPA Supplement not having been fulfilled to such Purchaser’s satisfaction or such failure by the Issuer to tender such Notes. Attached hereto as Annex A to this NPA Supplement is a schedule (including all material assumptions) of the Scheduled Outstanding Note Balance for each subsequent Payment Date for (A) the Series 2019-1 Class A Notes and Series 2019-1 Class B Notes and (B) the Class A Notes and Class B Notes of all Series. Attached hereto as Annex B to this NPA Supplement is a schedule of Managing Members and Financing Funds. Attached hereto as Annex C to this NPA Supplement is a schedule of (A) the Scheduled Financing Fund Expenses, (B) the Scheduled Tax Equity Investor Distributions and (C) the Scheduled Managing Member Distributions, in each case during each calendar year from and including the year of such Closing Date until the Final Maturity Date and assuming that the Purchase Option under each Financing Fund Documents is exercised at the respective Purchase Option Call Date and that no Distribution Variations occur. Attached hereto as Annex D to this NPA Supplement is a schedule of the aggregate of Scheduled Host Customer Payments (excluding past due amounts, if any) and Scheduled PBI Payments for all Host Customer Solar Assets, the aggregate of Scheduled Hedged SREC Payments for all Hedged SREC Solar Assets commencing as of the applicable Cut-Off Date for each Payment Date. Attached hereto as Annex E to this NPA Supplement is a schedule of the Aggregate Discounted Solar Asset Balance of the Conveyed Property conveyed on such Closing Date. Attached hereto as Annex F to this NPA Supplement a schedule of Third-Party Diligence Reports.

Section 3. Representations and Warranties. The Sunnova Parties and the Purchasers hereby reaffirm that each of their respective representations and warranties contained in the Note Purchase Agreement and the other Transaction Documents are true and correct in all material respects (or, if already limited by materiality qualifiers, are true and correct in all respects) as of the date hereof (except to the extent expressly made as of an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2

Very truly yours,

SUNNOVA RAYS I ISSUER, LLC,
a Delaware limited liability company, as Issuer

By:	/s/ Christopher Smith
Name:	Christopher Smith
Title:	Senior Vice President, Head of Finance
and Treasurer

SUNNOVA RAYS I DEPOSITOR, LLC
a Delaware limited liability company, as Depositor

By:	/s/ Christopher Smith
Name:	Christopher Smith
Title:	Senior Vice President, Head of Finance
and Treasurer

SUNNOVA RAYS I MANAGEMENT, LLC
a Delaware limited liability company, as Servicer, as Manager and as Facility Administrator

By:	/s/ Christopher Smith
Name:	Christopher Smith
Title:	Senior Vice President, Head of Finance
and Treasurer

Signature Page to NPA Supplement No. 1

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

The foregoing NPA Supplement is hereby confirmed and accepted:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA,
a New York domiciled life insurance company

By:	Nuveen Alternative Advisors LLC,
a Delaware limited liability company, as Investment Manager

By:	/s/ Chris Miller
Name: Chris Miller
Title: Director

Signature Page to NPA Supplement No. 1

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

NEW YORK LIFE INSURANCE COMPANY,

By: NYL Investors LLC, as Investment Manager

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,

By: NYL Investors LLC, as Investment Manager

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT,

By: NYL Investors LLC, as Investment Manager

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Vice President

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATES AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE

By: New York Life Insurance Company, as attorney-in-fact

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Vice President

Signature Page to NPA Supplement No. 1

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ALLIANZ LIFE INSURANCE CO. OF NORTH AMERICA,

By: BlackRock Financial Management, Inc., as Investment Manager

By:	/s/ James Anderson
Name: James Anderson
Title: Director

PROTECTIVE LIFE INSURANCE COMPANY,

By: BlackRock Financial Management, Inc., as Investment Manager

By:	/s/ James Anderson
Name: James Anderson
Title: Director

THE SAVINGS BANK LIFE INSURANCE COMPANY
OF MASSACHUSETTS,

By: BlackRock Financial Management, Inc., as Investment Manager

By:	/s/ James Anderson
Name: James Anderson
Title: Director

JACKSON NATIONAL LIFE INSURANCE COMPANY,

By: BlackRock Financial Management, Inc., as Investment Manager

By:	/s/ James Anderson
Name: James Anderson
Title: Director

Signature Page to NPA Supplement No. 1

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

RIMAC SEGUROS Y REASEGUROS,
By: BlackRock Financial Management, Inc., as Investment Manager

By:	/s/ James Anderson
Name: James Anderson
Title: Director

HR US INFRA DEBT LP,
By: BlackRock Financial Management, Inc., as Investment Manager

HR US INFRA DEBT LP,
By: HR US Infra Debt (GenPar), LLC, its general partner
By: BlackRock Financial Management, Inc., as Investment Manager

By:	/s/ Jeetu Balchandani
Name: Jeetu Balchandani
Title: Managing Directo

USD IG INFRASTRUCTURE DEBT (IRELAND) DAC,
By: BlackRock Financial Management, Inc., as Investment Manager

By:	/s/ Jeetu Balchandani
Name: Jeetu Balchandani
Title: Managing Director

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY,

By: BlackRock Financial Management, Inc., as Investment Manager

By:	/s/ James Anderson
Name: James Anderson
Title: Director

Signature Page to NPA Supplement No. 1

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

RGA REINSURANCE COMPANY,
By: BlackRock Financial Management, Inc., as Investment Manager

By:	/s/ James Anderson
Name: James Anderson
Title: Director

COUNTRY LIFE INSURANCE CO.,
By: BlackRock Financial Management, Inc., as Investment Manager

By:	/s/ James Anderson
Name: James Anderson
Title: Director

Signature Page to NPA Supplement No. 1

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ANNEX A

Name and Address	Series	Principal Amount of Class A Notes		Class A Notes Issue Price	Principal Amount of Class B Notes	Class B Notes Issue Price	Aggregate Purchase Price
TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA 730 Third Avenue New York, New York 10017	2019-1	$	[***]	100%	—	93.50000%	$	[***]
NEW YORK LIFE INSURANCE COMPANY c/o NYL Investors LLC 51 Madison Ave 2nd Floor, Room 208 New York, New York 10010-0603	2019-1	$	[***]	100%	—	93.50000%	$	[***]
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION c/o NYL Investors LLC 51 Madison Ave 2nd Floor, Room 208 New York, New York 10010-0603	2019-1	$	[***]	100%	—	93.50000%	$	[***]
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C) c/o NYL Investors LLC 51 Madison Ave 2nd Floor, Room 208 New York, New York 10010-0603	2019-1	$	[***]	100%	—	93.50000%	$	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-1 to NPA Supplement

HARE & CO., LLC On behalf of: NEW YORK LIFE INSURANCE COMPANY c/o NYL Investors LLC 51 Madison Avenue 2nd Floor, Room 208 New York, NY 10010	2019-1	$	[***]	100%	—	93.50000%	$	[***]

With a copy to: The Bank of New York Mellon c/o Hare & Co., LLC US Income 2 Hanson Place Private placement Dept. 10th Floor Brooklyn, NY 11217
ALLIANZ LIFE INSURANCE CO. OF NORTH AMERICA c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	2019-1	$	[***]	100%	—	93.50000%	$	[***]
PROTECTIVE LIFE INSURANCE COMPANY c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	2019-1	$	[***]	100%	—	93.50000%	$	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-2 to NPA Supplement

THE SAVINGS BANK LIFE INSURANCE COMPANY OF MASSACHUSETTS c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	2019-1	$	[***]	100%	—	93.50000%	$	[***]
JACKSON NATIONAL LIFE INSURANCE COMPANY c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	2019-1	$	[***]	100%	—	93.50000%	$	[***]
RIMAC SEGUROS Y REASEGUROS c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	2019-1	$	[***]	100%	—	93.50000%	$	[***]
HR US INFRA DEBT LP c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	2019-1	$	[***]	100%	—	93.50000%	$	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-3 to NPA Supplement

USD IG INFRASTRUCTURE DEBT (IRELAND) DAC c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	2019-1	$	[***]	100%		—		93.50000%	$	[***]
AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	2019-1	$	[***]	100%		—		93.50000%	$	[***]
HARE & CO., LLC On behalf of: RGA REINSURANCE COMPANY c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022 With a copy to: Hare & Co., LLC The Bank of New York Mellon Corp Attn: P&I Department PO BOX 19266 Newark, NJ 07195	2019-1	$	[***]	100%	$	[	***]	93.50000%	$	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-4 to NPA Supplement

COUNTRY LIFE INSURANCE CO. c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	2019-1	—	100%	$	[***]	93.50000%	$	[***]

Payment and Notice Instructions

I. Payments

All payments on or in respect of the Notes to the Purchasers listed above shall be made in immediately available funds on the due date by electronic funds transfer, to:

JPMorgan Chase Bank, N.A.

ABA No. [***]

Account No. [***]

Account Name: [***]

For Further Credit to the Account Number: [***]

JPMorgan Chase Bank

New York, New York 10019

ABA No. [***]

Swift Code: [***]

Credit: [***]

General Account No. [***]

JPMorgan Chase Bank

New York, New York 10019

ABA No. [***]

Swift Code: [***]

Credit: [***]

General Account No. [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-5 to NPA Supplement

JPMorgan Chase Bank

New York, New York 10019

ABA No. [***]

Swift Code: [***]

Credit: [***]

General Account No. [***]

The Bank of New York Mellon

ABA No. [***]

Swift Code: [***]

[***]

f/f/c [***]

The Bank of New York Mellon

ABA No. [***]

Account No. [***]

Account Name: [***]

The Bank of New York Mellon

ABA No. [***]

Account No. [***]

Account Name: [***]

State Street Bank and Trust Company, N.A., New York

ABA No. [***]

Account No. [***]

Account Name: [***]

The Bank of New York Mellon

ABA No. [***]

Account No. [***]

Account Name: [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-6 to NPA Supplement

Citibank N.A., New York

ABA No. [***]

Account No. [***]

Account Name: [***]

The Bank of New York Mellon

ABA No. [***]

Account No. [***]

Account Name: [***]

The Bank of New York Mellon

ABA No. [***]

Account No. [***]

FFC Account No. [***]

FFC Account Name: [***]

STATE STREET BANK AND TRUST COMPANY, N.A., NEW YORK

ABA No. [***]

Account No. [***]

Account Name: [***]

Registered Holder: Hare & Co., LLC

The Bank of New York Mellon Corp

ABA No. [***]

Beneficiary Account: [***]

Reference: Sunnova RAYS I Issuer, LLC, PPN: 85236# AA1, $[***] principal amount, 4.95% interest rate

Registered Holder: Hare & Co., LLC

The Bank of New York Mellon Corp

ABA No. [***]

Beneficiary Account: [***]

Reference: Sunnova RAYS I Issuer, LLC, PPN: 85236# AB9, $[***] principal amount, 6.35% interest rate

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-7 to NPA Supplement

The Northern Trust Company

ABA No. [***]

Account No. [***]

Account Name: [***]

II. Payment Notices

All notices with respect to payments and prepayments of the Notes shall be sent to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017

Attention: Securities Accounting Division

Phone: (212) 916-5504

Facsimile: (212) 916-4699

With a copy to:

JPMorgan Chase Bank, N.A.

P.O. Box 35308

Newark, New Jersey 07101

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Ave

2nd Floor, Room 208

New York, New York 10010-1603

with a copy sent electronically to: TraditionalPVtOps@nylim.com

New York Life Insurance and Annuity Corporation

c/o NYL Investors LLC

51 Madison Ave

2nd Floor, Room 208

New York, New York 10010-1603

with a copy sent electronically to: TraditionalPVtOps@nylim.com

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-8 to NPA Supplement

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o NYL Investors LLC

51 Madison Ave

2nd Floor, Room 208

New York, New York 10010-1603

with a copy sent electronically to: TraditionalPVtOps@nylim.com

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, NY 10010

with a copy sent electronically to: TraditionalPVtOps@nylim.com

With a copy to:

The Bank of New York Mellon

c/o Hare & Co., LLC

US Income

2 Hanson Place

Private placement Dept. 10th Floor

Brooklyn, NY 11217

Allianz Life Insurance Co. of North America

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Protective Life Insurance Company

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-9 to NPA Supplement

The Savings Bank Life Insurance Company of Massachusetts

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Jackson National Life Insurance Company

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

RIMAC Seguros Y Reaseguros

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

HR US INFRA DEBT LP

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

USD IG Infrastructure Debt (Ireland) DAC

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-10 to NPA Supplement

American Equity Investment Life Insurance Company

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

RGA REINSURANCE COMPANY

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

With a copy to:

Hare & Co., LLC

The Bank of New York Mellon

Attn: P&I Department

PO BOX 192966

Newark, NJ 07195

with a copy sent electronically to SecOps@rgare.com

Country Life Insurance Co.

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Contemporaneous written confirmation of any electronic funds transfer to the Purchaser shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of the Notes, (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

III. Notices and Communications

All notices and communications, including notices with respect to payments and prepayments, shall be delivered or mailed to:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-11 to NPA Supplement

Teachers Insurance and Annuity Association of America

c/o Nuveen Alternatives Advisors LLC

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

Attention: Global Private Markets

Telephone:    [***]

[***]

Facsimile:     [***]

Email:           [***]

New York Life

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention: Investment Servicers

Private Group

2nd Floor

Facsimile:     [***]

Email:           [***]

With a copy to:

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention: Fixed Income Investors – Structured Products Group

2nd Floor

Facsimile:     [***]

Email:           [***]

Attention: Office of General Counsel

   Investment Section, Room 1016

Facsimile:     [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-12 to NPA Supplement

BlackRock Financial Management, Inc.—Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: [***]

Email: [***]

With a copy to (which shall not constitute notice):

c/o BlackRock, Inc. – Office of the General Counsel

40 East 52nd Street

New York, NY 10022

Attn: Legal Transactions Team

Email: [***]

Taxpayer Identification Number: [***]

Physical Delivery of Notes:

Teachers Insurance and Annuity Association of America

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

For TIAA A/C #G07040

With a copy to (include note, transmittal letter & tracking information):

Email: [***]

Email: [***]

Email: [***]

New York Life Insurance Company

FedEx delivery address

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-13 to NPA Supplement

c/o JPMorgan

4 Metro Tech Center

Physical Receive – 3rd Floor

Brooklyn, NY 11245-0001

Tele: [***]

Ref: New York Life Insurance Company G51405

Physical delivery via messenger:

c/o JPMorgan

4 Metro Tech Center

Physical Receive – Window 5

Brooklyn, NY 11024-0001

Tele: [***]

(Willoughby Street side of the building)

Ref: New York Life Insurance Company G51405

New York Life Insurance and Annuity Corporation

FedEx delivery address

c/o JPMorgan

4 Metro Tech Center

Physical Receive – 3rd Floor

Brooklyn, NY 11245-0001

Tele: [***]

Ref: New York Life Insurance and Annuity Corporation G51410

Physical delivery via messenger:

c/o JPMorgan

4 Metro Tech Center

Physical Receive – Window 5

Brooklyn, NY 11024-0001

Tele: [***]

(Willoughby Street side of the building)

Ref: New York Life Insurance and Annuity Corporation G51410

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account (BOLI 30C)

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-14 to NPA Supplement

FedEx delivery address

c/o JPMorgan

4 Metro Tech Center

Physical Receive – 3rd Floor

Brooklyn, NY 11245-0001

Tele: [***]

Ref: NYLIAC BOLI 30C Yield G11003

Physical delivery via messenger:

c/o JPMorgan

4 Metro Tech Center

Physical Receive – Window 5

Brooklyn, NY 11024-0001

Tele: [***]

(Willoughby Street side of the building)

Ref: NYLIAC BOLI 30C Yield G11003

Hare & Co., LLC

New York Life Insurance Company

c/o The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

Attention: BNY Mellon/Branch Deposit Department

Account # 491610 New York Life JH Close Private 1804

Allianz Life Insurance Co. of North America

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: Kaidi Huang, Wendy Myers and Dale Fieffe

Telephone: [***]

Protective Life Insurance Company

c/o BlackRock Financial Management, Inc.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-15 to NPA Supplement

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: Kaidi Huang, Wendy Myers and Dale Fieffe

Telephone: [***]

The Savings Bank Life Insurance Company of Massachusetts

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: Kaidi Huang, Wendy Myers and Dale Fieffe

Telephone: [***]

Jackson National Life Insurance Company

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: Kaidi Huang, Wendy Myers and Dale Fieffe

Telephone: [***]

RIMAC Seguros Y Reaseguros

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: Kaidi Huang, Wendy Myers and Dale Fieffe

Telephone: [***]

HR US INFRA DEBT LP

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-16 to NPA Supplement

New York, NY 10022

Attention: Kaidi Huang, Wendy Myers and Dale Fieffe

Telephone: [***]

USD IG Infrastructure Debt (Ireland) DAC

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: Kaidi Huang, Wendy Myers and Dale Fieffe

Telephone: [***]

American Equity Investment Life Insurance Company

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: Kaidi Huang, Wendy Myers and Dale Fieffe

Telephone: [***]

RGA REINSURANCE COMPANY

The Depository Trust Company

570 Washington Blvd – 5th floor

Jersey City, NJ 07310

Reference: PPN 85236#AA1 & A/C# 477019 (RGA REINSURANCE COMPANY)

RGA REINSURANCE COMPANY

The Depository Trust Company

570 Washington Blvd – 5th floor

Jersey City, NJ 07310

Reference: PPN 85236#AB9 & A/C# 477019 (RGA REINSURANCE COMPANY)

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-17 to NPA Supplement

Country Life Insurance Co.

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: Kaidi Huang, Wendy Myers and Dale Fieffe

Telephone: [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-18 to NPA Supplement

ANNEX B

Managing Member and Financing Funds

Managing Member	Related Financing Fund	Jurisdiction	% of Share of Each Class Owned by Issuer / Managing Member
Sunnova TEP I Manager, LLC	Sunnova TEP I, LLC	Delaware	0% of Class A Units; 100% of Class B Units

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex B-1 to NPA Supplement

ANNEX C

Scheduled Financing Fund Expenses, Scheduled Tax Equity Investor Distributions and

Scheduled Managing Member Distributions

Payment Date	Project Company Expenses		Scheduled Tax Equity Investor Distributions		Scheduled Managing Member Distributions
Closing Date
April-19	$	[***]	$	[***]	$	[***]
July-19	$	[***]	$	[***]	$	[***]
October-19	$	[***]	$	[***]	$	[***]
January-20	$	[***]	$	[***]	$	[***]
April-20	$	[***]	$	[***]	$	[***]
July-20	$	[***]	$	[***]	$	[***]
October-20	$	[***]	$	[***]	$	[***]
January-21	$	[***]	$	[***]	$	[***]
April-21	$	[***]	$	[***]	$	[***]
July-21	$	[***]	$	[***]	$	[***]
October-21	$	[***]	$	[***]	$	[***]
January-22	$	[***]	$	[***]	$	[***]
April-22	$	[***]	$	[***]	$	[***]
July-22	$	[***]	$	[***]	$	[***]
October-22	$	[***]	$	[***]	$	[***]
January-23	$	[***]	$	[***]	$	[***]
April-23	$	[***]	$	[***]	$	[***]
July-23	$	[***]	$	[***]	$	[***]
October-23	$	[***]	$	[***]	$	[***]
January-24	$	[***]	$	[***]	$	[***]
April-24	$	[***]	$	[***]	$	[***]
July-24	$	[***]	$	[***]	$	[***]
October-24	$	[***]	$	[***]	$	[***]
January-25	$	[***]	$	[***]	$	[***]
April-25	$	[***]	$	[***]	$	[***]
July-25	$	[***]	$	[***]	$	[***]
October-25	$	[***]	$	[***]	$	[***]
January-26	$	[***]	$	[***]	$	[***]
April-26	$	[***]	$	[***]	$	[***]
July-26	$	[***]	$	[***]	$	[***]
October-26	$	[***]	$	[***]	$	[***]
January-27	$	[***]	$	[***]	$	[***]
April-27	$	[***]	$	[***]	$	[***]
July-27	$	[***]	$	[***]	$	[***]
October-27	$	[***]	$	[***]	$	[***]
January-28	$	[***]	$	[***]	$	[***]
April-28	$	[***]	$	[***]	$	[***]
July-28	$	[***]	$	[***]	$	[***]
October-28	$	[***]	$	[***]	$	[***]
January-29	$	[***]	$	[***]	$	[***]
April-29	$	[***]	$	[***]	$	[***]
July-29	$	[***]	$	[***]	$	[***]
October-29	$	[***]	$	[***]	$	[***]
January-30	$	[***]	$	[***]	$	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex C-1 to NPA Supplement

April-30	$	[	***]	$	[	***]	$	[	***]
July-30	$	[	***]	$	[	***]	$	[	***]
October-30	$	[	***]	$	[	***]	$	[	***]
January-31	$	[	***]	$	[	***]	$	[	***]
April-31	$	[	***]	$	[	***]	$	[	***]
July-31	$	[	***]	$	[	***]	$	[	***]
October-31	$	[	***]	$	[	***]	$	[	***]
January-32	$	[	***]	$	[	***]	$	[	***]
April-32	$	[	***]	$	[	***]	$	[	***]
July-32	$	[	***]	$	[	***]	$	[	***]
October-32	$	[	***]	$	[	***]	$	[	***]
January-33	$	[	***]	$	[	***]	$	[	***]
April-33	$	[	***]	$	[	***]	$	[	***]
July-33	$	[	***]	$	[	***]	$	[	***]
October-33	$	[	***]	$	[	***]	$	[	***]
January-34	$	[	***]	$	[	***]	$	[	***]
April-34	$	[	***]	$	[	***]	$	[	***]
July-34	$	[	***]	$	[	***]	$	[	***]
October-34	$	[	***]	$	[	***]	$	[	***]
January-35	$	[	***]	$	[	***]	$	[	***]
April-35	$	[	***]	$	[	***]	$	[	***]
July-35	$	[	***]	$	[	***]	$	[	***]
October-35	$	[	***]	$	[	***]	$	[	***]
January-36	$	[	***]	$	[	***]	$	[	***]
April-36	$	[	***]	$	[	***]	$	[	***]
July-36	$	[	***]	$	[	***]	$	[	***]
October-36	$	[	***]	$	[	***]	$	[	***]
January-37	$	[	***]	$	[	***]	$	[	***]
April-37	$	[	***]	$	[	***]	$	[	***]
July-37	$	[	***]	$	[	***]	$	[	***]
October-37	$	[	***]	$	[	***]	$	[	***]
January-38	$	[	***]	$	[	***]	$	[	***]
April-38	$	[	***]	$	[	***]	$	[	***]
July-38	$	[	***]	$	[	***]	$	[	***]
October-38	$	[	***]	$	[	***]	$	[	***]
January-39	$	[	***]	$	[	***]	$	[	***]
April-39	$	[	***]	$	[	***]	$	[	***]
July-39	$	[	***]	$	[	***]	$	[	***]
October-39	$	[	***]	$	[	***]	$	[	***]
January-40	$	[	***]	$	[	***]	$	[	***]
April-40	$	[	***]	$	[	***]	$	[	***]
July-40	$	[	***]	$	[	***]	$	[	***]
October-40	$	[	***]	$	[	***]	$	[	***]
January-41	$	[	***]	$	[	***]	$	[	***]
April-41	$	[	***]	$	[	***]	$	[	***]
July-41	$	[	***]	$	[	***]	$	[	***]
October-41	$	[	***]	$	[	***]	$	[	***]
January-42	$	[	***]	$	[	***]	$	[	***]
April-42	$	[	***]	$	[	***]	$	[	***]
July-42	$	[	***]	$	[	***]	$	[	***]
October-42	$	[	***]	$	[	***]	$	[	***]
January-43	$	[	***]	$	[	***]	$	[	***]
April-43	$	[	***]	$	[	***]	$	[	***]
July-43	$	[	***]	$	[	***]	$	[	***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex C-2 to NPA Supplement

ANNEX D

Scheduled Host Customer Payments, Scheduled PBI Payments and Scheduled Hedged SREC Payments

Payment Date	Scheduled Host Customer Payments		Scheduled Hedged SREC Payments		Scheduled PBI Payments		Aggregate Scheduled Payments
Closing Date	$	[***]	$	[***]	$	[***]	$	[***]
April-19	$	[***]	$	[***]	$	[***]	$	[***]
July-19	$	[***]	$	[***]	$	[***]	$	[***]
October-19	$	[***]	$	[***]	$	[***]	$	[***]
January-20	$	[***]	$	[***]	$	[***]	$	[***]
April-20	$	[***]	$	[***]	$	[***]	$	[***]
July-20	$	[***]	$	[***]	$	[***]	$	[***]
October-20	$	[***]	$	[***]	$	[***]	$	[***]
January-21	$	[***]	$	[***]	$	[***]	$	[***]
April-21	$	[***]	$	[***]	$	[***]	$	[***]
July-21	$	[***]	$	[***]	$	[***]	$	[***]
October-21	$	[***]	$	[***]	$	[***]	$	[***]
January-22	$	[***]	$	[***]	$	[***]	$	[***]
April-22	$	[***]	$	[***]	$	[***]	$	[***]
July-22	$	[***]	$	[***]	$	[***]	$	[***]
October-22	$	[***]	$	[***]	$	[***]	$	[***]
January-23	$	[***]	$	[***]	$	[***]	$	[***]
April-23	$	[***]	$	[***]	$	[***]	$	[***]
July-23	$	[***]	$	[***]	$	[***]	$	[***]
October-23	$	[***]	$	[***]	$	[***]	$	[***]
January-24	$	[***]	$	[***]	$	[***]	$	[***]
April-24	$	[***]	$	[***]	$	[***]	$	[***]
July-24	$	[***]	$	[***]	$	[***]	$	[***]
October-24	$	[***]	$	[***]	$	[***]	$	[***]
January-25	$	[***]	$	[***]	$	[***]	$	[***]
April-25	$	[***]	$	[***]	$	[***]	$	[***]
July-25	$	[***]	$	[***]	$	[***]	$	[***]
October-25	$	[***]	$	[***]	$	[***]	$	[***]
January-26	$	[***]	$	[***]	$	[***]	$	[***]
April-26	$	[***]	$	[***]	$	[***]	$	[***]
July-26	$	[***]	$	[***]	$	[***]	$	[***]
October-26	$	[***]	$	[***]	$	[***]	$	[***]
January-27	$	[***]	$	[***]	$	[***]	$	[***]
April-27	$	[***]	$	[***]	$	[***]	$	[***]
July-27	$	[***]	$	[***]	$	[***]	$	[***]
October-27	$	[***]	$	[***]	$	[***]	$	[***]
January-28	$	[***]	$	[***]	$	[***]	$	[***]
April-28	$	[***]	$	[***]	$	[***]	$	[***]
July-28	$	[***]	$	[***]	$	[***]	$	[***]
October-28	$	[***]	$	[***]	$	[***]	$	[***]
January-29	$	[***]	$	[***]	$	[***]	$	[***]
April-29	$	[***]	$	[***]	$	[***]	$	[***]
July-29	$	[***]	$	[***]	$	[***]	$	[***]
October-29	$	[***]	$	[***]	$	[***]	$	[***]
January-30	$	[***]	$	[***]	$	[***]	$	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex D-1 to NPA Supplement

April-30	$	[	***]	$	[	***]	$	[	***]	$	[	***]
July-30	$	[	***]	$	[	***]	$	[	***]	$	[	***]
October-30	$	[	***]	$	[	***]	$	[	***]	$	[	***]
January-31	$	[	***]	$	[	***]	$	[	***]	$	[	***]
April-31	$	[	***]	$	[	***]	$	[	***]	$	[	***]
July-31	$	[	***]	$	[	***]	$	[	***]	$	[	***]
October-31	$	[	***]	$	[	***]	$	[	***]	$	[	***]
January-32	$	[	***]	$	[	***]	$	[	***]	$	[	***]
April-32	$	[	***]	$	[	***]	$	[	***]	$	[	***]
July-32	$	[	***]	$	[	***]	$	[	***]	$	[	***]
October-32	$	[	***]	$	[	***]	$	[	***]	$	[	***]
January-33	$	[	***]	$	[	***]	$	[	***]	$	[	***]
April-33	$	[	***]	$	[	***]	$	[	***]	$	[	***]
July-33	$	[	***]	$	[	***]	$	[	***]	$	[	***]
October-33	$	[	***]	$	[	***]	$	[	***]	$	[	***]
January-34	$	[	***]	$	[	***]	$	[	***]	$	[	***]
April-34	$	[	***]	$	[	***]	$	[	***]	$	[	***]
July-34	$	[	***]	$	[	***]	$	[	***]	$	[	***]
October-34	$	[	***]	$	[	***]	$	[	***]	$	[	***]
January-35	$	[	***]	$	[	***]	$	[	***]	$	[	***]
April-35	$	[	***]	$	[	***]	$	[	***]	$	[	***]
July-35	$	[	***]	$	[	***]	$	[	***]	$	[	***]
October-35	$	[	***]	$	[	***]	$	[	***]	$	[	***]
January-36	$	[	***]	$	[	***]	$	[	***]	$	[	***]
April-36	$	[	***]	$	[	***]	$	[	***]	$	[	***]
July-36	$	[	***]	$	[	***]	$	[	***]	$	[	***]
October-36	$	[	***]	$	[	***]	$	[	***]	$	[	***]
January-37	$	[	***]	$	[	***]	$	[	***]	$	[	***]
April-37	$	[	***]	$	[	***]	$	[	***]	$	[	***]
July-37	$	[	***]	$	[	***]	$	[	***]	$	[	***]
October-37	$	[	***]	$	[	***]	$	[	***]	$	[	***]
January-38	$	[	***]	$	[	***]	$	[	***]	$	[	***]
April-38	$	[	***]	$	[	***]	$	[	***]	$	[	***]
July-38	$	[	***]	$	[	***]	$	[	***]	$	[	***]
October-38	$	[	***]	$	[	***]	$	[	***]	$	[	***]
January-39	$	[	***]	$	[	***]	$	[	***]	$	[	***]
April-39	$	[	***]	$	[	***]	$	[	***]	$	[	***]
July-39	$	[	***]	$	[	***]	$	[	***]	$	[	***]
October-39	$	[	***]	$	[	***]	$	[	***]	$	[	***]
January-40	$	[	***]	$	[	***]	$	[	***]	$	[	***]
April-40	$	[	***]	$	[	***]	$	[	***]	$	[	***]
July-40	$	[	***]	$	[	***]	$	[	***]	$	[	***]
October-40	$	[	***]	$	[	***]	$	[	***]	$	[	***]
January-41	$	[	***]	$	[	***]	$	[	***]	$	[	***]
April-41	$	[	***]	$	[	***]	$	[	***]	$	[	***]
July-41	$	[	***]	$	[	***]	$	[	***]	$	[	***]
October-41	$	[	***]	$	[	***]	$	[	***]	$	[	***]
January-42	$	[	***]	$	[	***]	$	[	***]	$	[	***]
April-42	$	[	***]	$	[	***]	$	[	***]	$	[	***]
July-42	$	[	***]	$	[	***]	$	[	***]	$	[	***]
October-42	$	[	***]	$	[	***]	$	[	***]	$	[	***]
January-43	$	[	***]	$	[	***]	$	[	***]	$	[	***]
April-43	$	[	***]	$	[	***]	$	[	***]	$	[	***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex D-2 to NPA Supplement

July-43	$	[	***]	$	[	***]	$	[	***]	$	[	***]
October-43	$	[	***]	$	[	***]	$	[	***]	$	[	***]
January-44	$	[	***]	$	[	***]	$	[	***]	$	[	***]
April-44	$	[	***]	$	[	***]	$	[	***]	$	[	***]
July-44	$	[	***]	$	[	***]	$	[	***]	$	[	***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex D-3 to NPA Supplement

ANNEX E

Aggregate Discounted Solar Asset Balance

and the share represented by the Depositor Conveyed Property

	ADSAB ($)		% of Total
Issuer Managed Assets	$	[***]	[***]	%
Financing Fund Assets (Depositor Conveyed Property)	$	[***]	[***]	%
Hedged SREC Assets	$	[***]	[***]	%

Aggregate Discounted Solar Asset Balance		$182,325,909	100.0%

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex E-1 to NPA Supplement

ANNEX F

Third-Party Diligence Reports

1.	Black& Veatch Management Consulting, LLC

2.	Ernst & Young LLP

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex F-1 to NPA Supplement